UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 16, 2005


                            COFFEE HOLDING CO., INC.
             (Exact name of registrant as specified in its charter)


           Nevada                   001-32491                  11-2238111
           ------                   ---------                  ----------
(State or other jurisdiction       (Commission               (IRS Employer
      of incorporation)            File Number)            Identification No.)


           4401 First Avenue, Brooklyn, New York       11232-0005
           -------------------------------------       ----------
           (Address of principal executive offices)    (Zip Code)

       Registrant's telephone number, including area code: (718) 832-0800


                                 Not Applicable
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events.

      On June 16, 2005, Coffee Holding Co., Inc. issued a press release announcing that the underwriters of its previously announced public offering of 1,400,000 shares of common stock had exercised their option to purchase the entire over-allotment option consisting of 210,000 shares of common stock. A copy of the press release is attached as exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

      (c)    The following exhibit is furnished with this report:

             Exhibit No.   Description
             -----------   -----------

             99.1          Coffee Holding Co., Inc. press release dated
                           June 16, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



         Dated:  June 16, 2005           COFFEE HOLDING CO., INC.



                                         By:  /s/ Andrew Gordon
                                              -----------------------
                                         Name:    Andrew Gordon
                                         Title:   President and Chief Executive
                                                  Officer

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
99.1                Coffee Holding Co., Inc. press release dated June 16, 2005